EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 25, 2004


                                 NESTOR PARTNERS
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New Jersey                       000-50725                22-2149317
--------------------------------------------------------------------------
(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)


                       c/o MILLBURN RIDGEFIELD CORPORATION
                      411 West Putnam Avenue, Greenwich, CT         06830
 ------------------------------------------------------------ ------------------
               (Address of principal executive offices)           (Zip Code)

         Registrant's telephone number, including area code 203-625-7554





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)

On August 25, 2004, Ernst & Young LLP ("E&Y") notified the Board of Directors of Millburn Ridgefield Corporation (the "Company"), General Partner of Nestor Partners (the "Partnership") that it has resigned as the independent auditor for the Partnership.

The reports of E&Y on the Partnership's financial statements for each of the years ended December 31, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.

During the Partnership's fiscal years ended December 31, 2003 and 2002, and during the period from December 31, 2003 through the date of this Form 8-K, the Company has had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter thereof in its report on the financial statements of the Partnership for such periods. There were no other reportable events (as defined in paragraph (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the fiscal years ended December 31, 2003 and 2002 and through the date of this Form 8-K.

The Company, on behalf of the Partnership, has requested that E&Y furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated August 26, 2004 is filed as an Exhibit to this Form 8-K.

(b)

On August 26, 2004 the Board of Directors of the Company approved the engagement of Deloitte & Touche LLP ("Deloitte") as independent auditors for the Partnership. During the Partnership's prior year and the interim period prior to engaging Deloitte, the Company has not consulted Deloitte, on behalf of the Partnership, with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

ITEM 9.01 EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION

16.1 Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated as of August 26, 2004, stating its agreement with the statements made in this report.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MILLBURN RIDGEFIELD
                                            CORPORATION, General Partner of
                                            NESTOR PARTNERS
                                            ------------------------------------
                                                (Registrant)


Date: August 26, 2004
                                            By: /s/  Gregg Buckbinder
                                                 -------------------------------

                                                 Gregg Buckbinder
                                                 Senior Vice President &
                                                 Chief Operating Officer


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